SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2006

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 25, 2006, Interface, Inc. (the “Company”) issued a press release reporting its financial results for the second quarter of 2006.  A copy of such press release is included as Exhibit 99.1 hereto and hereby incorporated by reference.  The information set forth herein, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

As previously announced, on April 21, 2006, the Company completed a sale of its European fabrics business, Camborne Holdings Limited. Camborne Holdings Limited was a component of the Company’s Fabrics Group business segment for reporting purposes.

Exhibit 99.2, attached hereto and incorporated herein by reference, contains data regarding the net sales, deprecation and amortization, and operating income of our Fabrics Group business segment excluding the operations of Camborne Holdings Limited for fiscal year 2005 and the first fiscal quarter of 2006. The information reflected in Exhibit 99.2 is not required under applicable SEC rules, and the Company is not otherwise required to disclose the information unless it is considered to be material. Whether or not that information is properly considered to be material, the Company believes it is appropriate to make the information available generally to all persons who might consider it to be useful for their respective purposes. The presentation of the results of the Fabrics Group business segment excluding the results of Camborne Holdings Limited is a non-GAAP financial measure, one which management uses in managing and evaluating the Company’s business and intends to use in select discussions with interested persons about the Company’s operations and performance over periods of time. As a result, management believes this information may provide other users of the Company’s financial information with additional meaningful bases for comparing the Company’s results in a prior period. However, these non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

The information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.

 None.

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(b)    Pro Forma Financial Information.

 None.

(c)    Shell Company Transactions.

Not applicable.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Interface, Inc., dated July 25, 2006, reporting its financial results for the second quarter of 2006 (furnished pursuant to Item 2.02 of this Report).

99.2	Table containing certain financial information relating to the Fabrics Group business segment exclusive of Camborne Holdings Limited (furnished pursuant to Item 7.01 of this Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Vice President and Chief Financial Officer
Date: July 25, 2006

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Interface, Inc., dated July 25, 2006, reporting its financial results for the second quarter of 2006 (furnished pursuant to Item 2.02 of this Report).

99.2	Table containing certain financial information relating to the Fabrics Group business segment exclusive of Camborne Holdings Limited (furnished pursuant to Item 7.01 of this Report).

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